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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): February 1, 2006

                                 CBS CORPORATION
             (Exact name of registrant as specified in its charter)

           DELAWARE                    001-09553                04-2949533
(State or other jurisdiction of       (Commission             (IRS Employer
        incorporation)                File Number)        Identification Number)

       51 West 52nd Street, New York, New York                  10019
      (Address of principal executive offices)               (zip code)

       Registrant's telephone number, including area code: (212) 975-4321

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 8   OTHER EVENTS

ITEM 8.01   OTHER EVENTS.

           Effective December 31, 2005, Viacom Inc. ("former Viacom") separated into CBS Corporation (the "Registrant") and new Viacom Inc. In accordance with Statement of Financial Accounting Standards 142, "Goodwill and Other Intangible Assets" ("SFAS 142"), during the fourth quarter of 2005 the Registrant tests for impairment of goodwill and intangible assets for all of the businesses of former Viacom. Based on the preliminary results of the 2005 SFAS 142 impairment test, the Registrant expects to record in the fourth quarter of 2005 results a material non-cash charge to reduce the carrying amount of goodwill and intangible assets of the Registrant to their estimated fair values, which reflect industry trends and the current marketplace. Substantially all of the goodwill and intangible assets were established as a result of the 2000 former Viacom/CBS merger.





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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CBS CORPORATION
                                     (Registrant)



                                     By:  /s/ Louis J. Briskman
                                          --------------------------------------
                                          Name:  Louis J. Briskman
                                          Title: Executive Vice President and
                                                 General Counsel

Date:  February 1, 2006









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